UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12.

DYAX CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Filed by Dyax Corp.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Dyax Corp.

Commission File No.: 000-24537

This filing consists of:

1. Dyax Corp.’s e-mail to clinical investigator and study personnel, sent on November 2, 2015.

2. Dyax Corp.’s e-mail to partners of Dyax Corp., sent on November 2, 2015.

1.

Dear Investigator and Study Personnel,

This morning we announced that Dyax has entered into a definitive agreement to be acquired by Shire plc. This transaction will deliver substantial value to our shareholders. As part of Shire, Dyax will now have access to Shire’s global, regulatory and commercial capabilities, and will be even stronger positioned to bring our medicines to patients worldwide. As we work to complete this transaction and combine our companies, you will continue to be our top priority. The news release we issued is attached for your reference.

This transaction offers tremendous benefits for our stakeholders, including our partners, employees, shareholders and, of course, the physicians and patients we serve. You play a critical role in our success and we look forward to building an even stronger partnership going forward.

We expect the transaction to close in the first half of 2016. Until the transaction is completed, Dyax and Shire will remain separate companies. All DX-2930 clinical trial activities remain a top priority and will continue as planned. We look forward to continuing to work with you to initiate clinical activity at your site. If you have any questions, please reach out to your study team contact

Thank you for your continued support for Dyax.

Sincerely,

Dyax Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Dyax Corp. and certain plans and objectives of the board of directors of Dyax. All statements other than statements of historical or current facts included in this press release are forward-looking statements. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “predict”, “intend”, “plan”, “contemplate”, “project”, “potential”, “goal”, “continue”, “believe”, “will”, “likely”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Such statements are based upon Dyax’s current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may vary materially from those set forth in the forward-looking statements.

Although Dyax believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. Such risks and uncertainties include risks and uncertainties related to the proposed transaction with Shire Pharmaceuticals International, Parquet Courts, Inc. and Shire plc including, but not limited to:

•	the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental approvals of the pending merger that could cause the parties to abandon the transaction;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination of the merger agreement under circumstances that could require Dyax to pay a termination fee;

•	the possibility Dyax’s stockholders may not approve the merger;

•	the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all;

•	the failure of the merger to close for any other reason;

•	the non-occurrence of the milestone event specified in the contingent value rights agreement;

•	risks related to disruption of management time from ongoing business operations due to the proposed merger;

•	limitations placed on Dyax’s ability to operate the business by the merger agreement;

•	the outcome of any legal proceedings instituted against Dyax and/or others relating to the merger agreement, and the transactions contemplated thereby, including the merger;

•	the risk that any announcements relating to the proposed merger could have adverse effects on the market price of Dyax’s common stock;

•	the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dyax to retain and hire key personnel and maintain relationships with its suppliers and customers, and on its operating results and businesses generally; and

•	certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism and natural disasters.

Dyax cautions that the foregoing list of important factors that may affect future results is not exhaustive. Dyax undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on factors that may affect the business and financial results of Dyax can be found in the filings of Dyax made from time to time with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

In connection with the merger, Dyax will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Dyax. BEFORE MAKING ANY VOTING DECISION, DYAX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Dyax’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Dyax’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Dyax Corp., Attn: Investor Relations, 55 Network Drive, Burlington, Massachusetts 01803, telephone: (617) 225-2500, or from Dyax’s website, http://www.dyax.com.

Participants in Solicitation

Dyax and its directors and officers may be deemed to be participants in the solicitation of proxies from Dyax’s stockholders with respect to the merger. Information about Dyax’s directors and executive officers and their ownership of Dyax’s common stock is set forth in the proxy statement for Dyax’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2015. Stockholders may obtain additional information regarding the interests of Dyax and its directors and executive officers in the merger, which may be different than those of Dyax’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, when filed with the SEC.

2.

Dear Valued Partner,

This morning we announced that Dyax has entered into a definitive agreement to be acquired by Shire plc. This transaction will deliver substantial value to our shareholders. As part of Shire, Dyax will now have access to Shire’s global, regulatory and commercial capabilities, and will be even stronger positioned to bring our medicines to patients worldwide. As we work to complete this transaction and combine our companies, you will continue to be our top priority. The news release we issued is attached for your reference.

This transaction offers tremendous benefits for our stakeholders, including our partners, employees, shareholders and, of course, the physicians and patients we serve. You play a critical role in our success and we look forward to building an even stronger partnership going forward.

We expect the transaction to close in the first half of 2016. Until the transaction is completed, Dyax and Shire will remain separate companies. If you have any questions about this announcement, please don’t hesitate to reach out to your regular Dyax representative.

Thank you for your continued support for Dyax.

Sincerely,

Dyax Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Dyax Corp. and certain plans and objectives of the board of directors of Dyax. All statements other than statements of historical or current facts included in this press release are forward-looking statements. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “predict”, “intend”, “plan”, “contemplate”, “project”, “potential”, “goal”, “continue”, “believe”, “will”, “likely”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Such statements are based upon Dyax’s current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may vary materially from those set forth in the forward-looking statements.

Although Dyax believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. Such risks and uncertainties include risks and uncertainties related to the proposed transaction with Shire Pharmaceuticals International, Parquet Courts, Inc. and Shire plc including, but not limited to:

•	the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental approvals of the pending merger that could cause the parties to abandon the transaction;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination of the merger agreement under circumstances that could require Dyax to pay a termination fee;

•	the possibility Dyax’s stockholders may not approve the merger;

•	the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all;

•	the failure of the merger to close for any other reason;

•	the non-occurrence of the milestone event specified in the contingent value rights agreement;

•	risks related to disruption of management time from ongoing business operations due to the proposed merger;

•	limitations placed on Dyax’s ability to operate the business by the merger agreement?

•	the outcome of any legal proceedings instituted against Dyax and/or others relating to the merger agreement, and the transactions contemplated thereby, including the merger?

•	the risk that any announcements relating to the proposed merger could have adverse effects on the market price of Dyax’s common stock;

•	the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dyax to retain and hire key personnel and maintain relationships with its suppliers and customers, and on its operating results and businesses generally; and

•	certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism and natural disasters.

Dyax cautions that the foregoing list of important factors that may affect future results is not exhaustive. Dyax undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on factors that may affect the business and financial results of Dyax can be found in the filings of Dyax made from time to time with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

In connection with the merger, Dyax will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Dyax. BEFORE MAKING ANY VOTING DECISION, DYAX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Dyax’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Dyax’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Dyax Corp., Attn: Investor Relations, 55 Network Drive, Burlington, Massachusetts 01803, telephone: (617) 225-2500, or from Dyax’s website, http://www.dyax.com.

Participants in Solicitation

Dyax and its directors and officers may be deemed to be participants in the solicitation of proxies from Dyax’s stockholders with respect to the merger. Information about Dyax’s directors and executive officers and their ownership of Dyax’s common stock is set forth in the proxy statement for Dyax’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2015. Stockholders may obtain additional information regarding the interests of Dyax and its directors and executive officers in the merger, which may be different than those of Dyax’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, when filed with the SEC.